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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2003


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                001-16505               58-2350980
(State or other jurisdiction of  (Commission File  (IRS Employer Identification
        of incorporation)            Number)                    No.)

           1114 First Avenue                                  10021
           New York, New York                               (Zip Code)
(Address of principal executive offices)

                                 (212) 838-2061
                 (Registrant's telephone number, including area
                                      code)





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Item 7.       Financial Statements and Exhibits

(c)    Exhibits

              99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated August 5, 2003

              99.2 Transcript from second quarter earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on August 5, 2003


Item 12.      Disclosure of Results of Operations and Financial Condition

On August 5, 2003, The Smith & Wollensky Restaurant Group, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended June 30, 2003 and the six months ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 5, 2003, the Company held a conference call to discuss the selected financial results of the Company for the quarter ended June 30, 2003 and the six months ended June 30, 2003. A copy of the transcript of the call is attached as
Exhibit 99.2 to this Current Report on Form 8-K. The following information corrects statements made during the conference call held on August 5, 2003:

       o An increase in the cost of prime beef has caused a 2.1 % overall increase in the Company's cost of goods in the second quarter.

       o Sales for the Company's owned New York restaurants were down 6.6 % for the three months ended March 31, 2003.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   The Smith & Wollensky Restaurant Group, Inc.


                                   By:   /s/ Alan M. Mandel
                                         --------------------------------------
                                         Alan M. Mandel
                                         Chief Financial Officer, Executive Vice
                                         President of Finance, Treasurer and
                                         Secretary


Date:   August 11, 2003




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                                Index to Exhibits
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Exhibit No.   Description of document
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99.1*         Press Release of The Smith & Wollensky Restaurant Group, Inc.
              dated August 5, 2003

99.2* Transcript from second quarter earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on August 5, 2003

* Filed herewith.




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